Cash and balances with the Central Bank	12 Months Ended
Dec. 31, 2019
Cash and balances with the Central Bank
Cash and balances with the Central Bank

6.   Cash and balances with the Central Bank

The breakdown by type of balances of Cash and balances with the Central Bank is as follows:

	12/31/2018	12/31/2019

Cash	25,080	25,793
Central Bank compulsory deposits	28,094	28,094
Deposits in the Central Bank	2,110	11,292
Accrued interest	26	28
	55,310	65,207

Central Bank compulsory deposits relate to a minimum balance financial institutions are required to maintain with the Central Bank based on a percentage of deposits received from third parties.

Note 45.a includes a breakdown of the remaining maturity of Cash and balances with the Central Bank. The compulsory deposits required by the Central Bank have an indefinite term. Additionally, Note 45.d includes the fair value amounts of these assets.